September 8, 2006

VIA EDGAR

Securities and Exchange Commission

100 F. Street, N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA I

File No. 811-10147, CIK 0001114803

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA I, a unit investment trust registered under the Act, recently mailed to its contract owners the semi/annual reports for the following underlying management investment companies: Federated Insurance Series and Putnam Variable Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act:

•	On August 28, 2006, Federated Insurance Series filed its semi/annual report with the Commission via EDGAR (CIK: 0000912577);

•	On August 28, 2006, Putnam Variable Trust filed its semi/annual report with the Commission via EDGAR (CIK: 0000822671).

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith, Vice President
Transamerica Life Insurance Company